UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

______________

CONSUMER CAPITAL GROUP, INC.

(Exact name of Company as specified in its charter)

______________

Delaware	000-54998	26-2517432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Ave, 4th Floor, Unit B, Flushing, New York 11354

(Address of principal executive offices) (Zip Code)

(516) 874-4566

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm
(i)	On January 22, 2016, Consumer Capital Group, Inc. (the “Company”) dismissed its independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”).
(ii)	The audit report of MaloneBailey on the financial statements of the Company as of and for the fiscal years ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
(iii)	The decision to change the independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.
(iv)	During the fiscal year ended December 31, 2013 and through September 30, 2014, (a) there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K except for the following:

In April 2015, MaloneBailey received information that could potentially affect the audit report during the fiscal year ended December 31, 2013 and financial statements through December 31, 2014 (the “Information”). The information is in connection with the allegations disclosed in the Current Report on Form 8-K filed on May 29, 2015 and incorporated herein by reference. MaloneBailey requested documentations from the Company to address the Information and allegations but to date has been unsatisfied with the Company’s response and considers the matter unresolved and therefore is unable to complete the audit of the Company for the year ended December 31, 2014.
(v)	On January 22, 2016, the Company provided MaloneBailey with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.
(2)

New Independent Registered Public Accounting Firm

On January 22, 2016, the Board of Directors of the Company appointed Dominic KF Chan & Co. (“Chan”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and any subsequent interim periods through the date hereof prior to the engagement of Chan, neither the Company, nor someone on its behalf, has consulted Chan regarding:

(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from MaloneBailey addressed to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

Date:	January 28, 2016	By:	/s/ Jianmin Gao
Jianmin Gao
President & Chief Executive Officer